UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 26, 2021
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Indenture
Overview
On March 26, 2021, LD Holdings Group LLC (the “Issuer”), a subsidiary of loanDepot, Inc. (the “Company”), closed its previously announced offering of $600 million aggregate principal amount of 6.125% senior notes due 2028 (the “Notes”) in a private transaction pursuant to Rule 144A and/or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”). The Notes were issued pursuant to an Indenture, dated as of March 26, 2021 (the “Indenture”), by and among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee.
Interest; Ranking; Guarantees
The Notes mature on April 1, 2028 unless earlier redeemed or repurchased. No sinking fund is provided for the Notes. Cash interest on the Notes will accrue from March 26, 2021 and is payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2021, at a rate of 6.125% per year. The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by certain of the Issuer’s wholly-owned restricted subsidiaries.
Optional Redemption
Prior to April 1, 2024, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after April 1, 2024, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture.
The Issuer may also redeem the Notes prior to April 1, 2024, at any time or from time to time, in an amount equal to the net cash proceeds received by the Issuers or any parent thereof from any equity offering at a redemption price equal to 106.125% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes that are Notes), provided that the redemption takes place not later than 180 days after the closing of the related equity offering; and not less than 50% of the principal amount of the Notes remains outstanding immediately thereafter.
Change of Control
If the Issuer experiences a change of control, the Issuer must offer to repurchase the Notes from the holders thereof at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest (including additional amounts specified in the Indenture, if any), if any, to, but excluding, the date of such repurchase.
Covenants and Events of Default
The terms of the Indenture, among other things, limit the ability of the Issuer and its restricted subsidiaries to (i) incur additional indebtedness or guarantee indebtedness; (ii) create liens or use assets as security in other transactions; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iv) make investments; (v) merge, amalgamate or consolidate, or sell, transfer, lease or dispose of substantially all of the Issuer’s assets; (vi) enter into transactions with affiliates; (vii) sell or transfer certain assets; and (viii) agree to certain restrictions on the ability of restricted subsidiaries to make payments to the Issuer and their restricted subsidiaries. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations that are described in the Indenture.
The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.
The Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, or to non-U.S. investors in reliance on Regulation S under the Securities Act. The Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.
The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, filed as Exhibit 4.1 hereto, and the form of Notes, filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference.
Certain Relationships
The initial purchasers and their affiliates from time to time have provided in the past and may provide in the future various financial advisory, investment banking, investment management, principal investment, hedging and other commercial lending services in the ordinary course of business to the Company and its affiliates. In addition, affiliates of certain of the initial purchasers are lenders and/or agents under certain of the Company’s operating indebtedness and as such are entitled to certain fees and expenses in connection therewith.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.
Forward Looking Statements
Some of the statements contained in this filing and other reports, filings, and other public written and verbal announcements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. These forward-looking statements reflect our views with respect to future events as of the date they were made and are based on our management's current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our filings with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this filing and in other filings. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1
Indenture, dated as of March 26, 2021, by and among LD Holdings Group LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee (Form of 6.125% Senior Notes due 2028 included as Exhibit A to Exhibit 4.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer
Date: April 1, 2021